Q2 2025 INVESTOR PRESENTATION

Forward-Looking Statements & Non-GAAP Measures FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; expected liquidity; the U.S. economic condition; the success of the company’s business strategies; the company’s disciplined and opportunistic capital allocation strategies, including share repurchases, dividends, investments, and M&A; the company’s total shareholder return; maintaining the company’s investment grade credit rating; favorable capital structure and healthy and resilient balance sheet; the company’s debt metrics; interest rates and expenses; expected returns on invested capital; forecasted capital expenditures; corporate expenses; pension expenses; taxes; the effect of an increase in lumber prices on our annual EBITDDA; the effect of a change in sawlog prices on cashflows; percent of Idaho sawlogs indexed to lumber prices in the future; expected duties and tariffs; second quarter and full year 2025 outlook; favorable long-term fundamental drivers and our ability to benefit from them, including forecasted residential improvement spend and housing starts; forecasted North American lumber prices, demand and capacity, including growth to drain dynamics of the U.S. South; lumber supply, demand and pricing; lumber shipment volumes; lumber manufacturing and log costs; expected IRR and contribution to EBITDDA from our Waldo, Arkansas sawmill expansion and modernization project; expected timber harvest volumes, sawlog and pulpwood mix, pricing, and region of origin; the stabilizing effect of log sales on our performance; rural real estate and development real estate pipeline, interest, demand and sales; land basis and average price per acre and per developed lot; the pipeline of options contracts with solar developers and the potential for solar options to be executed; natural climate solutions opportunities, including potential carbon capture and storage, solar, bioenergy, forest carbon credit generation, and lithium projects; the effect of natural climate solutions opportunities on EBITDDA per acre of our timberlands; projected increase in U.S. incremental demand for mass timber; demand for lithium; the reduction in global greenhouse gas emissions and other benefits resulting from the substitution of mass timber; and similar matters. Words such as “continuously,” “could,” “estimated,” “expected,” “forecast,” “long-term,” “opportunities,” “outlook,” “over time,” “potential,” “projected,” “pursuing,” “target,” “will,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates, credit availability, and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, duties and trade agreements involving wood products, timber, supplies, or equipment; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations, or building codes; unforeseen environmental liabilities or expenditures; the impact of pandemic disease or other human health threats; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation shortages and disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to maintain its expected efficiencies at the Waldo sawmill; the company’s ability and timing to develop its natural climate solutions projects; government action with respect to the royalty rate for lithium; the company’s ability to achieve its corporate responsibility commitments and goals; the failure of contracted options to be exercised; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof. NON-GAAP MEASURES This presentation includes non-GAAP financial measures. A reconciliation of those measures to U.S. GAAP is included in the appendix to this presentation, which is available on the company’s website at http://www.potlatchdeltic.com/.

Successfully Harvesting Long-Term Returns Through Advantaged Positioning Leading Timberland REIT with a strategically managed portfolio of geographically attractive, high quality, and productive assets Significant positive leverage to lumber pricing and well-positioned to benefit from robust long-term fundamental drivers Business model provides distinct synergies, cost leadership, and operational efficiencies Leverage to increasingly important natural climate solutions including solar and lithium demand, as well as long-term opportunities in carbon credits, carbon capture & storage, and bioenergy Strong balance sheet supports disciplined capital allocation, including sustainable and increasing dividends over time, share repurchases, prudent investments for growth, and opportunistic M&A Delivering strong wood products industry margins and attractive total shareholder returns

PotlatchDeltic At a Glance Leading $4B timberland REIT with a high quality, productive and geographically attractive portfolio Acres of timberland 2.1M U.S. Lumber producer TOP 10 Manufacturing facilities producing lumber or plywood 7 Increase in regular dividends since 2012 45% Dedicated U.S. Lumber production 100% Headquarters Wood Products Facilities Chenal Real Estate Timberlands Little Rock Ola Waldo Warren Gwinn Bemidji St. Maries Spokane

EBITDDA Contribution


Delivering Value Across Three Interconnected Businesses

~45%

TIMBERLANDS

Growing and harvesting trees sustainably in highly productive regions of Idaho and Southern U.S.

~35%

WOOD PRODUCTS

Manufacturing lumber & plywood, with 1.2 billion annual board feet lumber capacity

~20%

REAL ESTATE

Maximizing value through land stratification, with ~20K acres per year of sales opportunity at significant premiums to timberland value

PotlatchDeltic

Note: Breakdown based on average EBITDDA for the five years ending December 31, 2024.

5

Capturing incremental value from land stratification and disciplined capital allocation Proven portfolio management approach Superior Timberlands productivity and sustainable returns Best-in-class silviculture practices Well positioned to benefit from robust long-term fundamental drivers Most indexed to lumber prices Visibility and alignment enabling low-cost structure and operational efficiencies Integrated wood products model Achieving strong wood products industry margins Low-cost producer Unlocking Synergies Through a Strategically Integrated Portfolio

Well-Positioned to Benefit from Multiple Growth Drivers

1 | Source: RISI 2 | Source: Random Lengths Well-Positioned to Capitalize on the Lumber Price Inflection and Favorable Long-Term Outlook Sustainability driving demand in non-residential construction Growing new uses of wood products such as mass timber Long-term housing fundamentals Increased repairs & remodeling Growth in new housing starts Capacity and supply reductions Canadian lumber duties increasing Canadian capacity under pressure, with lumber production moving to U.S. Curtailments and closures within North American capacity KEY DRIVERS NORTH AMERICAN LUMBER PRICES1 NORTH AMERICAN LUMBER DEMAND & CAPACITY2 Forecast $ PER THOUSAND BOARD FEET Capacity (BBF) Lumber Demand ($/MBF) Forecast

KEY DRIVERS 1 | Source: NAHB/U.S. Census Bureau 2 | Source: Forest Economic Advisors (FEA) Increased Repair and Remodel Driving Majority of U.S. Lumber Demand Limited housing supply Increasing reconstruction post natural disasters Home Equity at record levels Considerable age of U.S. housing stock Median age over 40 years 49% of U.S. owner-occupied homes built before 1980 MEDIAN AGE OF OWNER-OCCUPIED HOUSING1 RESIDENTIAL IMPROVEMENT SPEND2 YEARS OF AGE BILLIONS OF 2012 DOLLARS Forecast

Favorable Structural Tailwinds in Housing Starts

U.S. HOUSING STARTS[2]



Multifamily
Single Family
2,500
2,000
1,500
1,000
500
0
THOUSANDS
Average Starts Since
1970: **1.5 Million**
Actual
Forecast
2001
2006
2011
2016
2021
2026F

U.S. CUMULATIVE UNDERBUILDING[2]



MILLION UNITS
2
0
-2
-4
-6
OVERBUILDING
UNDERBUILDING
1997
2001
2005
2009
2013
2017
2021

STRONG POTENTIAL NEW HOME BUYER DEMOGRAPHICS[1]



2008
2024
POPULATION IN MILLIONS
5
4
3
2
1
0
PRIME HOMEBUYING YEARS
00
10
20
30
40
50
60
70
80
90
100
POPULATION AGE

KEY DRIVERS

Prolonged period of **underbuilding**

Strong millennial demographic in prime home buying years

Low inventory of existing homes for sale

PotlatchDeltic

1 | Source: U.S. Census Bureau
2 | Source: FEA

10

Expanding Mass Timber Demand Supported by Sustainability and Building Advantages

BENEFITS OF MASS TIMBER IN TALL BUILDINGS

Environmental Sustainability & Carbon Storage

Aesthetics & Carbon Storage

Energy & Thermal & Carbon Storage



Structural **Strength & Stability**

Faster & Easier to Build

Performs Well in Fire

ICC Approved to **18 Stories**

CARBON VAULT

Wood is 50% Carbon by weight

LUMBER CO_2 PRODUCTION INTENSITY[1]

▼ **25%** Less than concrete

▼ **50%** Less than steel

SUBSTITUTION[2]

Substitution could prevent **14 to 31%** of global GHG emissions

Projected increase in mass timber U.S. incremental demand from 2025-2035[3]

3.77-6.75 BBF TOTAL INCREMENTAL INCREASE

1 | Source: The economic emissions benefits of engineered wood products in a low- carbon future, MIT Joint Program on the Science and Policy of Global Change, June 2018. 2 | Source: Chadwick Dearing Oliver, Nedal T. Nassar, Bruce R. Lippke, James B. McCarter (2014) Carbon, Fossil Fuel, And Biodiversity Mitigation with Wood and Forests, Journal of Sustainable Forestry. 3 | SLB Mass Timber Demand Outlook, 2020 FP Innovations, October 2020.

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11

Focused Strategy to Maximize Value Creation

TIMBERLANDS Maximizing returns and managing sustainably over the long-term WOOD PRODUCTS Continuously investing in productive operations REAL ESTATE Proactively managing our lands for the highest value COMMITMENT TO SUSTAINABILITY INTEGRATED OPERATING MODEL Focused Strategy to Maximize Value Creation

Sustainability is Integrated with Our Strategy OUR PILLARS FORESTS  Managing our forests sustainably and protecting water, wildlife, and species at risk PLANET Minimizing our environmental footprint and being part of the solution to climate change PEOPLE  Empowering Team Members, focusing on safety, and strengthening our communities PERFORMANCE Prioritizing ethics, economic contribution, operational excellence, integrity, and accountability in all we do Focused on Our Purpose Grow and produce the resources that build a foundation for our lives and improve the communities where we live, work and play

TIMBERLANDS

Strategically Positioned in Geographically Diverse, High-Quality Timberlands


Idaho
624K ACRES
South Carolina
55K
ACRES
Georgia
207K
ACRES
Alabama
138K
ACRES
Mississippi
130K
ACRES
Arkansas
929K
ACRES
Louisiana
29K
ACRES

INLAND NORTHWEST ~30%

~90% Sawlogs

~1.4M tons Sustainable yields

~45% Used internally

Major species
Douglas-Fir, Western Larch, Hem-Fir, Cedar

SOUTH ~70%

~55% Sawlogs

~6M tons Sustainable yields

~50% Used internally in Gulf South

Major species
Southern Yellow Pine, Mixed Hardwoods

2.1M ACRES
of diversified timberlands owned in attractive regions

Note: As of March 31, 2025.

PotlatchDeltic
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Creating Value Through Sustainable Management Proactively addressing customer-needs through strong relationships with our independent contractors Drives sustainable harvest levels and investment decisions Focused management to generate sustainable cash flows Producing consistent and cost competitive supply of high-quality logs at scale, providing stability to our performance BEST-IN-CLASS  SILVICULTURE PRACTICES STRATEGIC & SUSTAINABLE MANAGEMENT PLANS DELIVERED-CENTRIC HARVEST MODEL

Most Productive Timberlands in the Inland Northwest Largest private landowner in Idaho with ~100 years of operating experience in the region Strong market conditions with milder climate, more precipitation, favorable soils and ideal elevation Diverse and high-value species mix ~75% of Idaho sawlogs indexed to lumber prices Idaho Hem-Fir Sawlog Inland Hem-Fir Lumber Index $/MBF SIGNIFICANT PORTION OF SAWLOGS INDEXED TO LUMBER1 1 | Source: Western Wood Products Association

TIMBERLANDS

Well-Positioned in the Strengthening U.S. Southern Markets

Strong customer base and proximity to **major housing markets**

Log markets more tensioned with **tight growth-to-drain dynamics** in the Southeastern markets

Significant capacity additions made since 2018 (~4.0 BBF)

Naturally hedged in the Gulf South with a 10% change in sawlog pricing corresponding to a 2% change in PCH cashflows

CENTRAL SOUTH CAPACITY ADDITIONS SINCE 2018[1]



GULF SOUTH CAPACITY MARKETS[2]


Legend
GTD2025
<0.2
0.2 - 0.4
0.4 - 0.6
0.6 - 0.8
0.8 - 1.0
1.0 - 1.2
1.2 - 1.4
1.4 - 1.6
1.6 - 1.8
1.8 - 2.0
>2.0
0
100
200
400 Miles

1 | Source: ERA Forest Products Research
2 | Source: FORISK

PotlatchDeltic
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TIMBERLANDS

Shift to U.S. South Driven by Capacity Expansions, Cost and Productivity Advantages

Growth Vs Drain[1]


Growth
Drain
Forecast
BILLION BOARD FEET
30
25
20
15
10
5
0
2000
2004
2008
2012
2016
2020
2024
2028F
2032F

ANNUAL CHANGE IN LUMBER PRODUCTION 2018-2024[1]


2018 vs 2024
BILLION BOARD FEET
4
2
0
(2)
(4)
(6)
British Columbia
Other Canada
Other U.S.
U.S. West
U.S. South

Sawmill capacity additions are expected to **tighten timber markets**

Increasing duties and tariffs on Canadian imports into the U.S.

- Combined rate of duties will increase from **~14% to ~34%** in 2H 2025

Lumber production in British Columbia has been **declining** due to mortality impact from mountain pine beetle, reduced allowable harvest levels

U.S. South has increased share of North American production from ~30% in 2018 to ~38% in 2024

PotlatchDeltic

1| Source: FEA

19

WOOD PRODUCTS

Highly Productive and Efficient Wood Products Facilities

Dimensional lumber & industrial plywood



St. Maries, Idaho

Lumber: **185MMBF**[1]
Plywood: **150MMSF**[1]

Precision-end trim studs



Bemidji, Minnesota

Lumber: **140MMBF**[1]



Gwinn, Michigan

Lumber: **185MMBF**[1]

Dimensional lumber, machine-stress rated lumber and small timbers



Ola, Arkansas

Lumber: **150MMBF**[1]



Waldo, Arkansas

Lumber: **275MMBF**[1, 2]



Warren, Arkansas

Lumber: **220MMBF**[1]

1 | MMBF stands for million board feet; MMSF stands for million square feet, 3/8-inch panel thickness basis.
2 | Recent investment of $131M for modernization project.

PotlatchDeltic
20

1 | Source: Public filings 2019 – 2024 and Management’s estimates. 2 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP. Well-Positioned with Significant Positive Leverage to Lumber Pricing Poised to benefit from robust long-term fundamental drivers in the housing and R&R market 55% HIGHEST DIRECT LEVERAGE TO LUMBER PRICES1 29% 0% $10 $15 Million per MBF in Lumber Price in PCH EBITDDA 2 INDEXED IDAHO SAWLOGS Largest private owner in Idaho One of the most productive Timberlands regions LEADING LUMBER MANUFACTURER Established position with scale Strategic customer relationships TOP 10 LUMBER MANUFACTURER Indexed Idaho Sawlogs Lumber

KEY DRIVERS Enhancing Cost Leadership and Driving Operational Excellence Proactively managing costs Culture of continuous improvement through operational excellence Prioritizing high-return capital investment projects 1 | Source: Public Filings 2018-2025 and Management’s estimates. 2 | YTD through March 31, 2025. 2 ~ 3-4 BBF of production curtailments limit supply Housing demand falls with the increase in mortgage rates Demand improved on strong fundamentals; Covid and transportation issues prevented supply from keeping pace. Lumber price decreases as R&R demand softens. Customers limit inventory with pricing risk.

REAL ESTATE

Proactively Managing Land for Optimal Value

RURAL LAND SALES

Continuously assessing potential uses of lands and **managing them proactively for the highest value**

KEY AREAS

~50% conservation outcomes

~50% recreational/ other purposes

Land sales **~3-5x** Timberland management value

Expect to sell **~1%** of rural acres per year

CHENAL VALLEY DEVELOPMENT

Developing and selling lots in the highly desirable 4,800 acre master-planned community of Little Rock, Arkansas

~60% Commercial Sold | **~270 acres**[1] remaining ~$280,000 / acre[2]

~70% Residential Sold | **~1,200 lots**[1] remaining ~$90,000/lot[2]

1 | As of March 31, 2025.
2 | Average forecasted price per acre or per lot may differ from realized price per acre or per lot, as applicable.

PotlatchDeltic 23

REAL ESTATE

Strong Track Record of Value Creation through Real Estate

REAL ESTATE SEGMENT EBITDDA[1]



IN MILLIONS
$160
$120
$80
$40
$0
2019
2020[2]
2021
2022
2023
2024[3]

RURAL SALES



ACRES SOLD (THOUSANDS)
100
80
60
40
20
-
$4
$3
$2
$1
$0
$ / ACRE (THOUSANDS)
2019
2020[2]
2021
2022
2023
2024[3]

RESIDENTIAL SALES



LOTS SOLD
200
150
100
50
-
$160
$140
$120
$100
$80
$60
$40
$20
$0
$ / LOT (THOUSANDS)
2019
2020
2021
2022
2023
2024

Opportunistic rural land sales at **significant premium** to timberland value

Effective management of development sales

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Completed sale of ~72,000 acres in Minnesota for ~$48MM to The Conservation Fund in Q4 2020.
3 | Completed sale of ~34,100 acres of four-year average age Southern timberlands for ~$57MM to Forest Investment Associates in Q2 2024.

PotlatchDeltic 24

Unlocking Timberlands Value Through Multiple Natural Climate Solutions Opportunities Leveraging silviculture and real estate expertise to maximize Timberlands value and be part of the solution to climate change and net zero transition NEAR-TERM PRIORITIES LONG-TERM OPPORTUNITIES SOLAR LITHIUM Li CARBON CREDITS CARBON CAPTURE & STORAGE BIOENERGY Monetizing land for solar energy production Capturing increasing demand for critical minerals Monetizing Timberland harvest deferral Monetizing subsurface carbon storage Selling pulpwood and residuals to new markets Potential of 5-20x Timberland EBITDDA per acre CO2 CO2

REAL ESTATE

Strategically Positioned to Capitalize on the Growing Solar Opportunity

GROWING SOLAR OPPORTUNITY

SOLAR POWER NET GENERATION IN THE U.S.[1]


NET GENERATION IN GIGAWATT HOURS
250,000
200,000
150,000
100,000
50,000
-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Accounts for **over 80% of all new electricity generating capacity in 2024**

Utility and corporations expected to drive significant solar buildout **over the next five years**

THE PCH OPPORTUNITY

POTLATCHDELTIC ACRES UNDER OPTION


5k
17k
35k
~45k
~75k
2022
2023
2024
2025F
2029F

Well-positioned due to proximity to utilities and available land

Partner with sophisticated and well capitalized developers

38K acres under solar option agreement **(Net Present Value ~$475M)[2]**

Identified **~75K acres of potential solar opportunities**

Focused on options to lease for terms of **30+ years**, with option payments for **3-5 years**

PotlatchDeltic

1 | Data source: U.S. Energy Information Administration
2 | As of March 31, 2025.

26

Opportunistically Pursuing the Rising Demand for Lithium GROWING DEMAND FOR LITHIUM Significant demand for uses related to electric vehicles, battery storage and renewable energy Increasingly viewed as a strategic resource in the U.S. THE PCH OPPORTUNITY LITHIUM POTENTIAL IN SMACKOVER FORMATION LITHIUM DEMAND1 Li Smackover Formation Represents Wells in the Smackover Formation PCH Land Ownership Discussions underway with additional partners Lithium bearing opportunities for 5-7K acres in the Smackover formation in Southern Arkansas Executed ~900 surface acres lithium/ brine lease  1 | Source: Statista

Proven Portfolio Management to Drive Shareholder Returns

Proven Portfolio Management Approach Opportunistic Timberland management and operational excellence Disciplined capital allocation, with opportunistic share repurchases and M&A Maximizing profitability and total shareholder returns

Significant Opportunities to Drive Value 1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation. Well-positioned in high quality Timberland regions ADJUSTED EBITDDA1 Strategic investments in capacity and efficiency Waldo modernization project with 22% IRR & incremental EBITDDA/year of ~$25M midcycle Poised to benefit from long-term housing fundamentals with highest direct leverage to lumber prices Maximize timberland portfolio through NCS opportunities FUTURE DRIVERS

Disciplined Capital Allocation Strategy 1 | Includes special dividends of $276 million and $76 million in 2021 and 2022, respectively. 2 | Annual dividend run-rate as of May 30, 2025. HISTORICAL CAPITAL ALLOCATION (2014-2024) $5.2B Cumulative capital allocated Maintaining a strong, investment-grade balance sheet 1. Sustainable and growing dividend ($139M annually)2 2. Maintenance CAPEX (~$50M-$60M annually) 3. Supplementary cash flow: investing in the business, share repurchases, M&A 4. FUTURE PRIORITIES Dividends1 CAPEX Share Repurchases Acquisitions

Maintaining a Healthy and Resilient Balance Sheet

WELL-LADDERED DEBT MATURITIES[1]



$100M
$28M
$139M
$100M
$190M
$185M
$40M
$78M
$78M
$100M
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034

HIGHLIGHTS

Committed to maintaining **investment grade** ratings

Moody's: Baa3 | **S&P:** BBB-

Strong liquidity position of $447M[1]

Maintain EBITDDA leverage below **4.0x target**

March 31, 2025: 3.3x[2]

All interest rates on outstanding debt are fixed

Weighted average cost of debt **~2.3%**[3]

PotlatchDeltic

1 | As of March 31, 2025. 2 | EBITDDA leverage is a Non-GAAP measure for the twelve months ended March 31, 2025. See appendix for definition. 3 | Weighted average cost of debt excludes amortization of deferred issuance costs, credit facility fees and non-cash amortization related to redesignated forward swaps and includes annual estimated patronage credit on term loan debt.

32

Opportunistically Returning Capital to Shareholders SUSTAINABLE AND GROWING DIVIDEND1 45% INCREASE IN REGULAR DIVIDEND PER SHARE SINCE 20121 4.0% Yield2 $200M share repurchase authorization with $30M4 remaining 2025 Repurchases $60M at $40 per share 1 | Annual run rate. 2 | Based on closing stock price of $45.12 on March 31, 2025. 3 | Deltic 2018, Loutre 2021, CatchMark 2022. 4 | As of May 30, 2025. 3 4

Strategic Capital Investments to Support Growth

CAPITAL EXPENDITURES



$ MILLIONS
$ 140
$ 120
$ 100
$ 80
$ 60
$ 40
$ 20
$ -
$64
$46
$65
$83
$131
$107
$64
2019
2020
2021
2022[1]
2023[2]
2024[3]
2025F[4]
Wood Products
Timberlands Reforestation & Roads
Real Estate Development
Corporate

FUTURE PRIORITIES

1. Targeted **~$50-60M** in maintenance CAPEX per year
   - **Wood Products (~$15-$20M)** maintain reliability and improve efficiency and cost
   - **Timberlands (~$25M)** reforestation and silviculture, roads
   - **Real Estate (~$10-$15M)** residential and commercial development

2. Discretionary investments to increase capacity and efficiency

1 | Includes $15 million for the Ola, Arkansas sawmill rebuild and $12 million for the Waldo, Arkansas sawmill modernization and expansion. The Ola sawmill rebuild funding was mostly covered by insurance. 2 | Includes $74 million for the Waldo, Arkansas sawmill modernization and expansion. 3 | Includes $44 million for the Waldo, Arkansas sawmill modernization and expansion. 4 | Estimate between $60-65 million CAPEX 2025.

PotlatchDeltic
34

Pursuing Selective and Opportunistic M&A Selective and opportunistic bolt-on & larger strategic acquisitions Accretive with near and long-term cash flow generation Shareholder Value Creation: IRR ˃ cost of capital Generate returns to support sustainable and growing dividend Non-timber income natural climate solutions opportunities Complement and improve overall Timberland quality and harvest profile Regions trending towards fiber-tensioned markets Embedded real estate highest and best use opportunities Mill acquisition opportunities integrated with Timberland ownership TIMBERLAND WOOD PRODUCTS Focused on high quality, efficient mills PRIORITY AREAS CRITERIA

Committed to Driving Outstanding Returns 1 | Interest expense, net includes annual patronage on term loan debt, non-cash amortization related to redesignated forward swaps, and interest income. 2 | Excludes final closeout payment of $6.5 million during Q1 2025 for the Waldo sawmill project. Well-positioned to benefit from favorable long-term drivers Strategically managed portfolio Disciplined management of assets and capital allocation 2025 OUTLOOK Q2 2025 FY 2025 TIMBERLANDS WOOD PRODUCTS REAL ESTATE OTHER Harvest Volume Geographic harvest Sawlog mix Sawlog pricing Lumber shipments Lumber prices Land sales Average price Land basis Corporate Non-op pension & OPEB Interest expense, net1 Income taxes Capital expenditures2 1.6 – 1.7 million tons ~80% of volume in South North: ~95% sawlogs South: ~55 % sawlogs North: South: ~7.4 million tons ~80% of volume in South North: ~95% sawlogs South: ~55% sawlogs 300 - 310 MMBF ~1.2 BBF 8,000 acres $2,900 / acre 45% 20 lots $100,000 / lot 80% 26,000 acres $2,800 / acre 50% 130 lots $115,000 / lot 80% $13 million $0.4 million $11 million Breakeven $15 - $20 million $50 - $53 million $1.5 million $33 million Breakeven $60 - $65 million RURAL DEVELOPMENT RURAL DEVELOPMENT

APPENDIX

Total Adjusted EBITDDA 1 | As of March 31. $ MILLIONS 2019 2020 2021 2022 2023 2024 2024 YTD1 2025 YTD1 Total Adjusted EBITDDA Net income (loss) GAAP $ 56 $ 167 $ 424 $ 334 $ 62 $ 22 $ — $ 26 Interest expense, net 30 30 29 27 24 29 — 1 Income taxes 1 27 85 65 — (14) (4) — Depreciation, depletion and amortization 70 76 76 97 119 111 30 25 Basis in real estate sold 21 25 27 30 31 87 4 10 CatchMark merger-related expenses — — — 27 2 — — — Loss on extinguishment of debt 5 — — — — — — — Net gain on fire damage — — (3) (35) (39) — — — Pension settlement charge — 43 — 14 — — — — Non-operating pension and other postretirement benefits 4 14 13 8 1 (1) — — Gain on sale of facility (9) — — — — — — — Loss on disposal of assets 1 — 2 1 1 1 — 1 Environmental charge — — — 6 — — — — Other — — — — (1) (3) — — Total Adjusted EBITDDA $ 179 $ 382 $ 653 $ 574 $ 200 $ 232 $ 30 $ 63

Operating Segment Adjusted EBITDDA Reconciliation $ MILLIONS 2019 2020 2021 2022 2023 2024 2024 YTD1 2025 YTD2 TIMBERLANDS Northern Timberlands operating income $63 $114 $197 $167 $50 $46 $9 $19 Depreciation, depletion and amortization 8 8 8 8 8 7 2 2 Northern Timberlands EBITDDA $71 $122 $205 $175 $58 $53 $11 $21 Southern Timberlands operating income $25 $18 $20 $22 $26 $26 $8 $8 Depreciation, depletion and amortization 38 43 38 52 67 60 16 14 Southern Timberlands EBITDDA $63 $61 $58 $74 $93 $86 $24 $22 Timberlands Segment Adjusted EBITDDA $134 $183 $263 $249 $151 $139 $35 $43 WOOD Operating income (loss) ($10) $152 $363 $255 ($24) ($51) ($13) $2 PRODUCTS Depreciation, non-cash impairments & eliminations 23 24 31 36 44 43 13 10 Wood Products Segment Adjusted EBITDDA $13 $176 $394 $291 $20 ($8) — $12 REAL ESTATE Operating income $43 $60 $20 $42 $36 $60 $2 $13 Basis of real estate sold and depreciation 20 27 28 31 32 87 4 10 Real Estate Segment Adjusted EBITDDA $63 $87 $48 $73 $68 $147 $6 $23 CORPORATE Corporate expense ($37) ($50) ($48) ($50) ($46) ($50) ($13) ($13) Depreciation and eliminations 6 (14) (4) 11 7 4 2 (2) Total Adjusted EBITDDA $179 $382 $653 $574 $200 $232 $30 $63 1 | As of March 31, 2024. 2 | As of March 31, 2025.

Definitions TOTAL ADJUSTED EBITDDA is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, net, income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement beneﬁts, pension settlement charge, environmental charge, gains and losses on disposition of assets, net gains and losses on ﬁre damage, merger-related expenses, and other special items. Throughout this presentation, references to EBITDDA are intended to be Total Adjusted EBITDDA. ADJUSTED EBITDDA LEVERAGE is a non-GAAP measure and is calculated as Net Debt divided by Total Adjusted EBITDDA. SEGMENT ADJUSTED EBITDDA is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of assets, non-cash impairments and other special items. Adjusted EBITDDA MARGIN is adjusted EBITDDA divided by revenues. NET DEBT is a non-GAAP measure and is calculated as long-term debt (plus long-term debt due within a year), less cash and cash equivalents. NET DEBT TO ENTERPRISE VALUE is a non-GAAP measure and is calculated as Net Debt divided by enterprise value.